Income Taxes	6 Months Ended
Jun. 30, 2015
Income Tax Disclosure [Abstract]
Income Taxes

7. INCOME TAXES

The effective tax rate for the three and six months ended June 30, 2015 was 53.6% and 62.3%, respectively, compared to 32.6% and 42.8% for the three and six months ended June 30, 2014. The effective tax rate for both years has been negatively impacted by the inability to record deferred tax assets on losses in certain jurisdictions. Additionally, the prior year’s effective tax rate was impacted by certain discrete tax benefits as a result of the favorable resolution of tax audits.